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                                                                   EXHIBIT 21.1


COMPANY                                                            JURISDICTION
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SFMT-CIS, Inc.                                                       Delaware
GTS Finance, Inc.                                                    Delaware
GTS Ukraininan TeleSystems                                           Delaware
GTS Mobile Services, Inc.                                            Delaware
TeleSystems Services, Inc.                                           Delaware
Telecom Consulting & Advisory Services, Inc.                         Delaware
GTS Equipment, Inc.                                                  Delaware
GTS Management Services, Inc.                                        Delaware
Sovinet Inc.                                                         Delaware
SFMT-Datacom, Inc.                                                   Delaware
GTS-Vox, Ltd.                                                        Delaware
SFMT-Rusnet, Inc.                                                    Delaware
CellUkraine Ltd.                                                     Delaware
Vostok Mobile, B.V.                                                Netherlands
Sovintel                                                              Russia
Sovintel, St.Petersburg Branch                                        Russia
Sovam Teleport                                                       Ukraine
Sovam Teleport, Kiev Division                                        Ukraine
Sovam Teleport, St.Petersburg Branch                                  Russia
SA-Telcom                                                           Kazakhstan
TCM                                                                   Russia
TeleRoss                                                              Russia
Vostok Mobile Trade                                                   Russia
Golden Telecom, LLC                                                  Ukraine
Invest Holding                                                       Ukraine
TeleRoss-Vladivostok                                                  Russia
TeleRoss-Novosibirsk                                                  Russia
TeleRoss-Irkutsk                                                      Russia
TeleRoss-Tiumen                                                       Russia
TeleRoss-Ufa                                                          Russia
TeleRoss-Kubanelectrosvyaz                                            Russia
TeleRoss-Ekaterinburg                                                 Russia
TeleRoss-Komi                                                         Russia


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TeleRoss-Nizhnyi  Novgorod                                            Russia
TeleRoss-Arkhangelsk                                                  Russia
TeleRoss-Khabarovsk                                                   Russia
TeRoss-Voronezh                                                       Russia
TeleRoss-Volgograd                                                    Russia
TeleRoss-Samara                                                       Russia
Penza Mobile                                                          Russia
Astrakhan Mobile                                                      Russia
Votec Mobile                                                          Russia
Chuvashiya Mobile                                                     Russia
Lipetsk Mobile                                                        Russia
Mar Mobile                                                            Russia
Arkhangelsk Mobile Networks                                           Russia
Saratov Mobile                                                        Russia
Volgograd Mobile                                                      Russia
Murmansk Mobile Network                                               Russia
Parma Mobile                                                          Russia
PrimTelefone                                                          Russia
Unicel Kostroma                                                       Russia
AltaiSviaz                                                            Russia
Unicel Orel                                                           Russia
Unicel Bryansk                                                        Russia
BashUnicel                                                            Russia
Novotel                                                               Russia
Unicel Yaroslavl                                                      Russia
Unicel Ivanovo                                                        Russia